For Immediate Release

Condor Hospitality Trust Announces Launching of Strategic Alternatives Process

BETHESDA, MD, September 27, 2018—Condor Hospitality Trust, Inc. (NYSE American: CDOR), a hotel-focused real estate investment trust (REIT) headquartered and incorporated in the state of Maryland, today announced that the Board has initiated a process to evaluate strategic alternatives to enhance shareholder value.  This review process, which will be conducted with the assistance of financial and legal advisors, will consider the full range of potential strategic alternatives, which includes but is not limited to, acquisitions, business combinations, joint ventures, public and private capital raises, recapitalization, and sale transaction options.

Bill Blackham, Condor’s Chief Executive Officer, said, “Having completed a dramatic repositioning of the Company over the past three years and assembling arguably one of the highest quality and performing portfolios of select-service assets in the public hotel REIT space, now is the right time to review the Company’s strategic alternatives to assess how best to continue to create value for our shareholders.  We will undertake a thorough and comprehensive review of all strategic alternatives with the assistance of our financial and legal advisors.  During this time, the entire Condor team, working closely with our hotel managers, will remain highly focused on continuing to drive our hotel portfolio RevPAR growth and EBITDA margin expansion.”

The Company has engaged KeyBanc Capital Markets as financial advisor and McGrath North as legal counsel to assist in the review and will engage such other advisors as it deems appropriate.  There can be no assurances that the exploration of strategic alternatives will result in any transaction.  Condor Hospitality does not intend to discuss or disclose developments with respect to the process unless and until otherwise determined that further disclosure is appropriate or required by regulation or law.  No formalized timetable has been established for the completion of the strategic review.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NYSE American: CDOR), is a self-administered real estate investment trust incorporated in the state of Maryland that specializes in the investment and ownership of upper midscale and upscale, premium-branded select-service, extended stay and limited-service hotels.  The Company currently owns 16 hotels in 8 states.  Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels Group.  For more information or to make a hotel reservation, visit www.condorhospitality.com.

Forward-Looking Information

Certain matters within this press release are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual events, results or performance to differ from those presented in the forward-looking statement.  These forward-looking statements are based on assumptions that management has made in light of experience in the business in which the Company operates, as well as other factors management believes to be appropriate under the circumstances.  As you read and consider this release, you should understand that these statements are not guarantees of events, performance or results.  They involve risks, uncertainties (some of which are beyond the Company’s control)

and assumptions.  Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect events, performance or results and cause them to differ materially from those anticipated in the forward-looking statements.  These factors include among other things, risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission.  The Company cautions that any forward-looking statement included in this press release is made as of the date of this press release and the Company does not undertake to update any forward-looking statement.

Contact:

Jonathan J. Gantt

Chief Financial Officer & Senior Vice President

jgantt@trustcondor.com

(301) 861-3305